UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14C

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
OF THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:

[X] Preliminary Information Statement
[   ] Confidential, for Use of the Commission only (as permitted by Rule 14c-5(d)(2))
[   ] Definitive Information Statement

MONTGOMERY REAL ESTATE SERVICE, INC.
 (Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the Appropriate Box):

[X]   No fee required
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(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:
[   ]   Check box if any party of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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MONTGOMERY REAL ESTATE SERVICE, INC.
191 Chestnut Street
Springfield, MA 01103

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT
TO ALL STOCKHOLDERS OF MONTGOMERY REAL ESTATE SERVICE, INC.:

To the Stockholders of Montgomery Real Estate Service, Inc.:

We are please to inform you of the decision made by a majority of stockholders of Montgomery Real Estate Service, Inc. (“MRSV”) have voted to:

•	Change of our corporate name from Montgomery Real Estate Service, Inc. to Man Shing Agricultural Holdings, Inc.; and
•	Authorize the Board of Directors of Montgomery Real Estate Service, Inc. to effect a 1 for 100 reverse split.

MRSV common stock currently is traded on the OTC Bulletin Board under the symbol “MRSV.” The most recent reported closing price of MRSV common stock on June 25, 2009 was $.01 per share.

The holder of our outstanding preferred stock, each share of which is convertible into 10 shares of common stock, and votes together with the common stock on all matters presented to a vote on a converted basis, presenting approximately 64.1% of the outstanding shares of our common stock on a converted basis, has executed a written consent in favor of the actions described above that are described in greater detail in the Information Statement accompanying this notice. This consent will satisfy the stockholder approval requirement for the proposed action and allow us to take the proposed action on or about July 16, 2009.

WE ARE NOT ASKING FOR A PROXY. Because the written consent of the holders of a majority of our common stock satisfies any applicable stockholder voting requirement of the Nevada Business Corporation Law and our Certificate of Incorporation and by-laws, we are not asking for a proxy and you are not requested to send one.

On behalf of the Board of Directors,

                                         /s/ Duane Bennett
                                         President, Chairman of the Board

This Proxy Statement is dated                     , 2009, and is being first mailed to MRSV shareholders on or about                     , 2009.

HOW TO OBTAIN ADDITIONAL INFORMATION

This Information Statement incorporates important business and financial information about the Company that is not included in or delivered with this Information Statement. Upon written or oral request, this information can be provided. For an oral request, please contact the company at (413) 734-3116. For a written request, mail request to 191 Chestnut Street, Springfield, MA 01103. To obtain timely delivery, security holders must request the information no later than five business days before ________, 2009.

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
OF THE SECURITIES EXCHANGE ACT OF 1934
AND RULE 14C PROMULGATED THERETO

MONTGOMERY REAL ESTATE SERVICE, INC.

Contents
Section                                                                                                                                                                                                                                                                                                   Page
Introduction	5

Item 1. Information Required by Items of Schedule 14A	5

A. No Time, Place or Date for Meeting of Shareholders	5
B. Amendment of Charter, Bylaws or Other Documents	5
C. Dissenters' Rights	8
D. Voting Securities and Principal Holders Thereof	8
E. Directors and Executive Officers	9
F. Compensation of Directors and Executive Officers	11
G. Independent Public Accountants	11
H. Compensation Plans	12
I. Authorization or Issuance of Securities Otherwise than for Exchange	12
J. Financial and Other Information	12
K. Mergers, Consolidations, Acquisitions and Similar Matters	28
L. Acquisition or Disposition of Property
M. Restatement of Accounts	28
N. Other Proposed Action.	28
O. Information Required in Investment Company Proxy Statement.	28
P. Delivery of documents to security holders sharing an address.	29

Item 2. Statements that Proxies are not Solicited	29

Item 3. Interest of Certain Persons or Opposition to Matters to Be Acted Upon	29

Item 4. Proposals by Security Holders	29

Item 5. Delivery of documents to security holders sharing an address. Signatures	29 30

MONTGOMERY REAL ESTATE SERVICE, INC.
191 CHESTNUT STREET
SPRINGFIELD, MA 01103

INFORMATION STATEMENT
June 25, 2009

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement is being mailed on or about July 16, 2009 to the stockholders of record Montgomery Real Estate Service, Inc. at the close of business on June 25, 2009. This Information Statement is being sent to you for information purposes only. No action is requested or required on your part.

As of the close of business on the record date, we had 3,700,000 shares of preferred stock outstanding, each share of which is convertible into 10 shares of common stock, and votes together with the common stock on all matters presented to a vote on a converted basis. We also had 20,196,200 shares of common stock outstanding, each share of which is entitled to one vote per share.

This Information Statement is first being mailed on or about July 16, 2009. This Information Statement constitutes notice to our stockholders of corporate action by stockholders without a meeting as required by Nevada Revised Statute 78.315.

INTRODUCTION

This information statement is being furnished to all holders of the Preferred Stock and Common Stock of MRSV.

The Board of Directors has recommended and the majority shareholders of MRSV have adopted resolutions to effect the above-listed actions. This Information Statement is being filed with the Securities and Exchange Commission and is provided to MRSV’s shareholders pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended.

We are a corporation organized under the laws of Nevada. We are a 1934 Act company with stock registered pursuant to Section 12(g), quoted on the Over the Counter Bulletin Board (OTCBB), under the symbol "MRSV". Information about us can be found in our December 31, 2008 Annual Report filed on Form 10-K. Additional information about us can be found in our public filings that can be accessed electronically by means of the SEC's home page on the Internet at http://www.sec.gov, or at other Internet sites such as http://www.freeedgar.com, as well as by such other means from the offices of the SEC.

ITEM 1. INFORMATION REQUIRED BY ITEMS OF SCHEDULE 14A

A. NO TIME, PLACE OR DATE FOR MEETING OF SHAREHOLDERS

There WILL NOT be a meeting of the shareholders and none is required under applicable Nevada statutes when an action has been approved by written consent by holders of a majority of the outstanding shares of our Common Stock on a convertible basis. This Information Statement is first being mailed on or about July 16, 2009 to the holders of Common Stock as of the Record Date of June 25, 2009.

B.  AMENDMENT OF CHARTER

REVERSE SPLIT PROPOSAL

On June 25, 2009, MRSV’s Board of Directors and shareholders holding the majority of issued and outstanding Common Stock on a convertible basis approved a 1 for 100 reverse stock split of its $.001 par value Common Stock. The par value of Common Stock will not change. All the fractional shares will be rounded up to the nearest whole share. With the exception of adjustments for those shareholders with fractional shares, the reverse stock split will not affect any stockholder's proportional equity interest in the company in relation to other shareholders or rights, preferences, privileges or priorities.

REASONS FOR THE REVERSE SPLIT PROPOSAL

The reverse split will decrease the number of shares of Common Stock and increase the per share market price for the Common Stock. The effect of the reverse stock split upon the market price for its Common Stock cannot be predicted. There can be no assurance that the market price per share of MRSV's Common Stock after the reverse stock split will rise in proportion to the reduction in the number of shares of its Common Stock outstanding resulting from the reverse stock split. The market price of MRSV's Common Stock may also be based on its performance and other factors, some of which may be unrelated to the number of shares outstanding. There are currently no plans to issue the additional shares of Common Stock available as a result of this reverse split.

EFFECT

The principal effects of the reverse split will be as follows:

Based upon 20,196,200 shares of Common Stock outstanding on June 25, 2009, the reverse split would decrease the outstanding shares of Common Stock by approximately 99% or to 201,962 shares of Common Stock issued and outstanding. Further, any outstanding options, warrants and rights to purchase Common Stock as of the effective date that are subject to adjustment will be decreased accordingly.

MRSV will obtain a new CUSIP number for the Common Stock at the time of the reverse split. Following the effectiveness of the reverse split, up to every ten shares of Common Stock presently outstanding, without any action on the part of the stockholder, will represent one share of the Common Stock.

As a result of the reverse split, some stockholders may own less than 100 shares of Common Stock. A purchase or sale of less than 100 shares, known as an "odd lot" transaction, may result in incrementally higher trading costs through certain brokers, particularly "full service" brokers. Therefore, those stockholders who own less than 100 shares following the reverse split may be required to pay higher transaction costs if they sell their shares.

Exchange of Certificate and Elimination of Fractional Share Interests

On the date of the reverse split of one hundred (100) shares of Common Stock will automatically be combined and changed into one share of Common Stock. No additional action on our part or any shareholder will be required in order to affect the reverse split. Shareholders will be requested to exchange their certificates representing shares of Common Stock held prior to the reverse split for new certificates representing shares of Common Stock. Shareholders will be furnished with the necessary materials and instructions to affect such exchange promptly following the effective date of the reverse split. Shareholders should not submit any certificates until requested to do so. In the event any certificate representing shares of Common Stock outstanding prior to the reverse split are not presented for exchange upon request by the Company, any dividends that may be declared after the date of the reverse split with respect to the Common Stock represented by such certificate will be withheld by the Company until such certificate has been properly presented for exchange. At such time, all such withheld dividends which have not yet been paid to a public official pursuant to relevant abandoned property laws will be paid to the holder thereof or his designee, without interest.

No fractional shares of post-reverse split Common Stock will be issued to any shareholder. All the fractional shares will be rounded up to the nearest whole share. In lieu of any such fractional share interest, each holder of pre-reverse Common Stock who would otherwise be entitled to receive a fractional share of post-reverse Common Stock will in lieu thereof receive one full share upon surrender of certificates formerly representing pre-reverse Common Stock held by such holder.

ANTI-TAKEOVER EFFECTS

Stockholders should be aware that approval of the Reverse Split could facilitate our future efforts to deter or prevent changes in control of Montgomery Real Estate Service, Inc. including transactions in which the stockholders might otherwise receive a premium for their shares over then current market prices.  After the Reverse Split, we will have a significantly larger number of authorized but unissued shares of common stock which, along with our blank-check preferred stock, would be available for future issuance without our stockholders' approval.  These additional shares may be utilized for a variety of corporate purposes including but not limited to equity financing, corporate acquisitions and employee incentive plans.  The issuance of such shares, however, may also be used to deter a potential takeover of the Company that may otherwise be beneficial to stockholders by diluting the shares held by a potential suitor or issuing shares to a stockholder that will vote in accordance with the Company's Board of Directors' desires.  Furthermore, the existence of authorized but unissued shares of common stock may enable the Board of Directors to issue shares to persons friendly to current management, which would render more difficult or discourage an attempt to obtain control of the Company by means of a proxy contest, tender offer, merger, or otherwise, and thereby protect the continuity of the Company's management.  For example, without further stockholder approval, our Board of Directors could strategically sell shares of common stock in a private transaction to purchasers who would oppose a takeover or favor the incumbent Board of Directors.

SIGNIFICANT DILUTION OF VOTING RIGHTS AND EARNINGS PER SHARE

The holders of our outstanding common stock will be significantly diluted by conversion of our Preferred Stock.  After the Reverse Split, our blank check Preferred Stock could be designated and convertible into shares of our common stock at increased conversion rates.  For example if our blank check preferred stock is designated as convertible at a rate of 10 for 1, upon conversion up to 250,000,000 shares of common stock could be issued, which amount represents 1,237% of the aggregate number of shares of our common stock outstanding as of the record date.  Similarly, the conversion of our preferred stock into shares of our common stock would significantly reduce the amount of net earnings available per share due to an increase in the aggregate number of shares of common stock that would be outstanding.

For illustrative purposes only, the following table reflects the approximate number of shares of our common stock that would be outstanding as a result of a designation of a 10 for 1 conversion of our Preferred Stock and a subsequent conversion of the same after a 10 for 1 conversion rate, based on 201,962 shares of our common stock outstanding as of the record date, without accounting for fractional shares, which will be rounded up to the nearest whole share.

Class of Stock	Outstanding Stock Prior to Conversion	Percentage of Outstanding Common Stock Prior to Conversion	Common Stock as Converted(¹)	Percentage of Common Stock as Converted(¹)
Common Stock	201,962	100%	201,962	0.08%
Preferred Stock(²)	25,000,000	0%	250,000,000	99.92%
Total:	25,201,962	100%	250,201,962	100%

(¹) Based on a designation of a 1 to 10 conversion rate for our Preferred Stock.

(²) Based on a designation of a conversion of 10 shares of common stock for each share of preferred stock outstanding and assuming all 25,000,000 shares of Preferred Stock are issued.

IMPACT ON STOCK PRICE

The conversion of our Preferred Stock into shares of common stock may significantly and adversely affect the market price of our common stock and may impact trading patterns.  If large quantities of our common stock are issued upon conversion of the Preferred Stock and sold into the market, the market price of our common stock will be adversely impacted.

NAME CHANGE PROPOSAL

The amendment to the Company’s Certificate of Incorporation, will change the Company’s name from Montgomery Real Estate Service, Inc. to Man Shing Agricultural Holdings, Inc.  The Company believes that the name change would be in the best interest of the Company because it has been in recent talks with a candidate for a merger, and although no definitive agreement has yet been reached, we feel that changing the name of the company might make us a more attractive merger partner for this particular company and it would more accurately describe the Company’s business in the event we can reach an agreement on a merger.  The merger candidate that we have been meeting with and are currently in the process of courting is a Chinese based paper company.  We feel that in the event we are able to strike an agreement with this company we will be able to add significant value to our stock.  While we have been working hard to reach an agreement and have even attempted to execute a written agreement with this prospective buyer we have been unsuccessful in actually achieving a “meeting of the minds” as required by relevant contract law of the United States.  While we continue to court this buyer we plan to possibly restructure our organization in order to induce a potential merger and help position ourselves as an attractive merger target. Our Board of Director’s believes that these discussions have thus far been unsuccessful for several reasons including but not limited to:

-  Physical distance between China and the United States

-  Significant cultural differences between China and the United States

-  Negotiating tactics that are complex and foreign to western culture

-  Differences between the Chinese business culture and American business culture as they relate to timing of business transactions.

-  Significant fluctuations in global economic conditions and world trade

-  Significant fluctuations in the United States Capital markets

-  Difficulty with communication as a result of language barriers

-  Difficulty with communication as a result of the twelve hour time difference

-  Problems relating to currency exchange and capital flows and differing expectations in payment/settlement

-	Fluctuations between the United States Dollar and the Chinese Yuan

   The board of directors feels the name change is a relatively simple corporate action that demonstrates our good faith commitment to continue with the discussions for a possible merger, which up until this point have been unsuccessful.  The Company intends to file the Certificate of Amendment promptly after the stockholders approve the name change at which time the Company will also change its name and stock symbol on the Over the Counter Bulletin Board. Attached as Exhibit A and incorporated herein by reference is the text of the proposed amendment to the Articles of Incorporation.

C. DISSENTERS' RIGHTS.

MRSV is distributing this Information Statement to its stockholders in full satisfaction of any notice requirements it may have under the Securities and Exchange Act of 1934, as amended, and the Nevada Revised Statutes. No dissenters' rights under the Nevada Revised Statutes are afforded to the company's stockholders as a result of the adoption of this resolution

D. THE VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS THEREOF.

On June 25, 2009 our Board of Directors approved the proposal to amend our corporate charter to authorize a 1 for 100 reverse split of our Common Stock and to change the name of the corporation from Montgomery Real Estate Service, Inc. to Man Shing Agricultural Holdings, Inc. The action was also approved by the written consent of a majority of all shareholders entitled to vote on the record date.  The actual affirmative vote was 64.1% of all shares issued and outstanding on a converted basis.

The proposal is not effective before first, completion of this Section 14(c) compliance, and second the mailing or delivery of a definitive Information Statement to shareholders at least 20 days prior to the date that this corporate action may take place.

VOTING SECURITIES OF THE COMPANY:

As of June 25, 2009 (the "Record Date"), we had 3,700,000 shares of Preferred Stock and 20,196,200 shares of Common Stock issued and outstanding.

Both holders of record of the Preferred Stock and Common Stock at the close of business on the Record Date were entitled to participate in the written consent of our stockholders. Each share of Preferred Stock is convertible into 10 shares of common stock, and votes together with the Common Stock on all matters presented to a vote on a converted basis. Each share of Common Stock was entitled to one vote.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT:

The classes of equity securities of MRSV issued and outstanding are Common Stock, $.001 par value, and Preferred Stock, $.001 par value. The table on the following page sets forth, as of June 25, 2009, certain information with respect to the Common Stock and Preferred Stock beneficially owned by (i) each Director, nominee and executive officer of MRSV; (ii) each person who owns beneficially more than 5% of the Common Stock; and (iii) all Directors, nominees and executive officers as a group. The percentage of shares beneficially owned is based on there having been 3,700,000 shares of Preferred Stock and 20,196,200 shares of Common Stock issued and outstanding as of June 25, 2009.

Security Ownership of Certain Beneficial Owners (1)(2)

Name and Address of Beneficial Owner	Amount and Nature of Ownership	Percentage of Class (3)

Preferred Stock

Northeast Nominee Trust 191 Chestnut Street, Springfield, MA 01103	3,600,000 (4) Indirect	97.29%

Common Stock

Northeast Nominee Trust 191 Chestnut Street, Springfield, MA 01103	1,500,000 (4) Indirect	7.43%

Dominican Land Trust 191 Chestnut Street, Springfield, MA 01103	1,750,000 Indirect	8.66%

Duane Bennett 191 Chestnut Street, Springfield, MA 01103	2,800,000 Direct	13.86%

Ron Campbell 1117 Merritt Street, Old Hickory, TN 37138	1,158,000	5.73%

Notes to the table:

(1)
Pursuant to Rule 13-d-3 under the Securities Exchange Act of 1934, as amended, beneficial ownership of a security consists of sole or shared voting power (including the power to vote or direct the voting) and/or sole or shared investment power (including the power to dispose or direct the disposition) with respect to a security whether through a contract, arrangement, understanding, relationship or otherwise. Unless otherwise indicated, each person indicated above has sole power to vote, or dispose or direct the disposition of all shares beneficially owned.

(2)
This table is based upon information obtained from our stock records. We believe that each shareholder named in the above table has sole or shared voting and investment power with respect to the shares indicated as beneficially owned.

(3)	Based on 3,700,000 shares of Preferred Stock and 20,196,200 shares of Common Stock issued and outstanding as of June 25, 2009

(4)
The 3,600,000 shares of Preferred Stock and 1,500,000 shares of Common Stock are owned in the name of the Northeast Nominee Trust, of which Mr. Bennett is the sole trustee.  Mr. Bennett controls the voting and dispositive power for the shares held by the Northeast Nominee Trust, and he has a fiduciary duty to the beneficiaries of the Trust, who are his children, to act in their best interests with respect to the Northeast Nominee Trust.

The following table shows information as of June 25, 2009 with respect to each of the beneficial owners of the Company’s Common Stock by its executive officers, directors and nominee individually and as a group:

Name and Address	Position	Common Stock Beneficially Owned[2]	Percent of Shares (1)
Duane Bennett (3) 191 Chestnut Street, Springfield, MA 01103	President, Secretary and Director	2,800,000	13.86%

All officers and directors as a group (1 person)		2,800,000	13.86%

(1)	Based on 20,196,200 issued and outstanding shares of common stock.

(2)
Mr. Bennett is also the sole trustee of Northeast Nominee Trust, which is the holder of 3,600,000 shares of Preferred Stock and 1,500,000 shares of Common Stock.  Mr. Bennett controls the voting and dispositive power for the shares held by the Northeast Nominee Trust, and he has a fiduciary duty to the beneficiaries of the Trust, who are his children, to act in their best interests with respect to the Northeast Nominee Trust.

(3)	Duane Bennett is the founder, President and a Director of the Company and has served as such since inception.

E. DIRECTORS AND EXECUTIVE OFFICERS

The following sets forth information concerning the current Directors, nominees and executive officers of the Company, the principal positions with the Company held by such persons and the date such persons became a Director, nominee or executive officer. The Directors serve one year terms or until their successors are elected. The Company has not had standing audit, nominating or compensation committees or committees performing similar functions for the Board of Directors.

Name	Age	Position
Duane Bennett	47	President, Secretary and Director

Biographies

Duane Bennett has been a Director since our inception. Mr. Bennett will serve as a director until our next annual shareholder meeting, or until a successor is elected and accepts the position. As the sole trustee of the Northeast Nominee Trust, Mr. Bennett will elect our directors and officers. Mr. Bennett devotes approximately 10 hours per week to our company. Mr. Bennett’s business experience over the last five years has consisted of the following:

Mr. Bennett was President of ABC Realty, Inc. (1997–2004), a publicly reporting company and a licensed real estate brokerage, which provided real estate brokerage services within the Charlotte, North Carolina area.  Mr. Bennett was brokering private vacant land development transactions.  During the same period, Mr. Bennett was also the President of Xenicent, Inc., a publicly reporting company that began as a real estate investment company engaged in the purchase and sale of raw land primarily in and around North Carolina.  In 2003, Xenicent along with Mr. Bennett acting as director and majority shareholder entered into a deal to obtain a 60% subsidiary interest in a Taiwanese company called Giantek Technology Corporation.  Giantek was primarily engaged in the production of light emitting diode (LED) display systems for use in the sport and transportation industries.  In 2004, the 60% subsidiary interest agreement that was entered into in 2003 was mutually rescinded as a result of an inability of the Giantek shareholders to raise the investment capital originally anticipated in the 2003 agreement.

On September 15, 2004 ABC Realty, Inc. entered into a Plan of Exchange with a Chinese company named Harbin Zhong He Li Da Jiao Yu Ke Ji You Xian Gong Si.  Pursuant to that plan of exchange the shareholders of the Chinese company exchanged 100% of their outstanding shares in exchange for a 95% interest in ABC Realty, Inc.  In addition, C&C Properties, Inc. (a company controlled by Mr. Bennett) received an aggregate payment of $400,000 in cash and promissory notes and retained 1,000,000 shares of the common stock of ABC Realty, Inc. as payment for surrendering the shares.

On June 22, 2004 Xenicent entered into a Plan of Exchange with a Chinese company named Heilongjiang Pingchuan Yi Liao Qi Xie You Xian Gong Xi.  Pursuant to that plan of exchange the shareholders of the Chinese company exchanged 100% of their outstanding shares for a 99% interest in Xenicent.  Mr. Bennett and the other founding principals of Xenicent received a payment of $400,000 in cash and notes as payment for surrendering their shares in Xenicent.

From 2003 to 2007 Mr. Bennett had also been a Director of Axiom III, Inc., a company with a very similar business plan to our own.  Axiom III was incorporated in Nevada in June 2004 to engage in the business of buying, selling, renovating and renting real estate. Mr. Bennett has been integral to Axiom III's development. Currently the company owns one building in Chicopee, Massachusetts, near Springfield in western Massachusetts. Axiom III has engaged in and Mr. Bennett has assisted with buying, selling, rentals, and improvements in real estate.

As of October 10, 2007, Axiom III, Inc. entered into a Share Exchange Agreement (“Agreement”), between and among Axiom III, Inc., Eastern Concept Development Ltd., (“Eastern”) a corporation organized and existing under the laws of Hong Kong a Special Administrative Region of the Peoples’ Republic of China, Mr. Benny Lee, the shareholder of Eastern (“Eastern Shareholder”), Foshan Wanzhi Electronic Technology Co., Ltd. (“Foshan”), a corporation organized under the laws of the Peoples’ Republic of China, Jun Chen the representative of the shareholders of Foshan and Duane Bennett, the Chief Executive Officer and Director of registrant.

Pursuant to the agreement Axiom III, Inc. acquired one hundred percent (100%) of all of the issued and outstanding share capital of Eastern from the Eastern Shareholder in exchange for 35,351,667 shares of common stock of the Registrant in a transaction intended to qualify as a tax-free exchange pursuant to sections 351 and 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended. Mr. Bennett is no longer employed by Axiom III, Inc. in any capacity.

The Company is not aware of any legal proceedings in which any Director, nominee, officer or affiliate of the Company, any owner of record or beneficially of more than five percent of any class of voting securities of the Company, or any associate of any such Director, nominee, officer, affiliate of the Company, or security holder is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

The Company does not have a separately designated standing audit committee. Pursuant to Section 3(a)(58)(B) of the Exchange Act, the entire Board of Directors acts as an audit committee for the purpose of overseeing the accounting and financial reporting processes, and audits of the financial statements of the Company. The Commission recently adopted new regulations relating to audit committee composition and functions, including disclosure requirements relating to the presence of an "audit committee financial expert" serving on its audit committee. In connection with these new requirements, the Company's Board of Directors examined the Commission's definition of "audit committee financial expert" and concluded that the Company does not currently have a person that qualifies as such an expert. The Company has had minimal operations for the past two (2) years. Presently, there are only two (2) directors serving on the Company's Board, and the Company is not in a position at this time to attract, retain and compensate additional directors in order to acquire a director who qualifies as an "audit committee financial expert", but the Company intends to retain an additional director who will qualify as such an expert, as soon as reasonably practicable. While neither of our current directors meets the qualifications of an "audit committee financial expert", each of the Company's directors, by virtue of his past employment experience, has considerable knowledge of financial statements, finance, and accounting, and has significant employment experience involving financial oversight responsibilities. Accordingly, the Company believes that its current directors capably fulfill the duties and responsibilities of an audit committee in the absence of such an expert.

The Company does not have a nominating and compensation committees of the Board of Directors, or committees performing similar functions.

Section 16(a) Beneficial Ownership Reporting Compliance

Under Section 16(a) of the Exchange Act, all executive officers, directors, and each person who is the beneficial owner of more than 10% of the common stock of a company that files reports pursuant to Section 12 of the Exchange Act, are required to report the ownership of such common stock, options, and stock appreciation rights (other than certain cash-only rights) and any changes in that ownership with the Commission. Specific due dates for these reports have been established, and the Company is required to report, in this Schedule 14C, any failure to comply therewith during the fiscal year ended December 31. The Company believes that all of these filing requirements were satisfied by its executive officers, directors and by the beneficial owners of more than 10% of the Company’s common stock. In making this statement, the Company has relied solely on copies of any reporting forms received by it, and upon any written representations received from reporting persons that no Form 5 (Annual Statement of Changes in Beneficial Ownership) was required to be filed under applicable rules of the Commission.

F.  COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth certain information regarding the annual and long-term compensation for services in all capacities to us for the prior fiscal years ended December 31, 2008, 2007, and 2006, of those persons who were either the chief executive officer during the last completed fiscal year or any other compensated executive officers as of the end of the last completed fiscal year, and whose compensation exceeded $100,000 for those fiscal periods.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non- Equity Incentive Plan Compen- sation ($)	Nonquali- fied Deferred Compensa- tion Earnings ($)	All Other Compensa- tion ($)	Total ($)
Duane Bennett President, Secretary &Director	2008 2007 2006	- - -	- - -	- - -	- - -	- - -	- - -	- - -	- - -

G.	INDEPENDENT PUBLIC ACCOUNTANTS

Our principal accountant selected is Traci J. Anderson, CPA. We WILL NOT have a meeting of shareholders but Ms. Anderson will have the opportunity to make a statement if so desired. Ms. Anderson has offered to make herself available by email to respond to appropriate questions, if any should arise.

We have not had any changes in accountants since inception. The following table represents the aggregate fees billed for professional audit services rendered to the independent auditor, Traci J. Anderson, CPA ("Anderson") for our audit of the annual financial statements for the years ended December 31, 2008 and 2007. Audit fees and other fees of auditors are listed as follows:

Year Ended December 31	2008		2007
	Anderson		Anderson

Audit Fees (1)	$2,500	(2)	$2,500	(2)
Audit-Related Fees (3)	--		--
Tax Fees (4)	--		--
All Other Fees (5)	--		--
Total Accounting Fees and Services	$2,500		$2,500

(1)
Audit Fees. These are fees for professional services for the audit of our annual financial statements, and for the review of the financial statements included in our filings on Forms 10-Q, and for services that are normally provided in connection with statutory and regulatory filings or engagements.

(2)	The amounts shown for Anderson relate to services in connection with consents and assistance with and review of documents filed with the Securities and Exchange Commission.
(3)	Audit-Related Fees. These are fees for the assurance and related services reasonably related to the performance of the audit or the review of our financial statements.
(4)	Tax Fees. These are fees for professional services with respect to tax compliance, tax advice, and tax planning.
(5)	All Other Fees. These are fees for permissible work that does not fall within any of the other fee categories, i.e., Audit Fees, Audit-Related Fees, or Tax Fees.

              H.   COMPENSATION PLANS

As of the date of this Information Statement, we have not authorized any equity compensation plan, nor has our Board of Directors authorized the reservation or issuance of any securities under any equity compensation plan.

              I.  AUTHORIZATION OR ISSUANCE OF SECURITIES OTHERWISE THAN FOR EXCHANGE

There is no action to be taken with respect to the authorization or issuance of any securities otherwise than for exchange for outstanding securities of the registrant.

              J.  FINANCIAL AND OTHER INFORMATION

Financial Summary Information

Because this is only a financial summary, it does not contain all the financial information that may be important to you. It should be read in conjunction with the consolidated financial statements and related notes presented in this section.

Audited Financial Summary Information for the Years Ended December 31, 2008 and 2007

Statements of Operations	For the year ended December 31, 2008	For the year ended December 31, 2007

Revenues	$56,214	$51,362
Cost of Sales	$0	$0
Gross profit	$56,214	$51.362
Operating expenses	$205,695	$49,671
Net ordinary income (loss)	$(149,481)	$1,691
Gain on Sale of Propety	$25,974	$0
Interest expense	$(10,975)	$(14,458)
Net (loss)	$(134,482)	$(12,767)
Net loss per common share	**	**

** Less than $.01

Balance Sheet	As of December 31, 2008

Cash	$10
Total current assets	$36,552
Other assets	$273,302
Total Assets	$309,854
Current liabilities	$15,408
Long term liabilities	$244,220
Stockholders’ equity	$50,226
Total liabilities and stockholders’ equity	$309,854

CONTENTS

INDEPENDENT AUDITOR’S REPORT

 BALANCE SHEET

 STATEMENT OF OPERATIONS

 STATEMENT OF STOCKHOLDERS’ DEFICIT

 STATEMENT OF CASH FLOWS

NOTES TO FINANCIAL STATEMENTS

INDEPENDENT AUDITOR’S REPORT

To the Board of Directors and Stockholders
Montgomery Real Estate Service, Inc. f/k/a Media Group South, Inc. and Subsidiaries

I have audited the accompanying consolidated balance sheets of Montgomery Real Estate Service, Inc. f/k/a Media Group South, Inc. and Subsidiaries as of December 31, 2008 and 2007, and the related consolidated statements of operations, stockholders’ equity, and cash flows for the years ended December 31, 2008 and 2007. These financial statements are the responsibility of the company’s management. My responsibility is to express an opinion on these financial statements based on my audits.

I conducted my audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  My audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company’s internal control over financial reporting.  Accordingly, I express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audits provide a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Montgomery Real Estate Service, Inc. f/k/a Media Group South, Inc. and Subsidiaries as of December 31, 2008, and the results of its operations and its cash flows for the years ended December 31, 2008 and 2007 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern.  The Company has recurring losses and has yet to generate an internal cash flow that raises substantial doubt about its ability to continue as a going concern.  Management’s plans in regard to these matters are described in Note D.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Traci J. Anderson
Traci J. Anderson, CPA
April 15, 2009
Huntersville, North Carolina

Montgomery Real Estate Service, Inc f/k/a Media Group South, Inc. Consolidated Balance Sheets December 31, 2008 and 2007

Assets:	12/31/2008	12/31/2007
Current assets
Cash - unrestricted	$10	$1,093
Restricted cash - security deposits	4,586	-
Due from affiliate	29,024	29,024
Other assets	-	4,415
Accounts receivable	2,932	876

Total current assets	36,552	35,408

Fixed assets
Property and equipment	275,000	288,371
Accumulated depreciation	(1,698)	(28,893)

Total fixed assets	273,302	259,478

Total assets	$309,854	$294,886

Liabilities and Stockholders' Equity
Current liabilities
Accounts payable and other current liabilities	$7,296	$7,506
Security deposits	4,586	-
Current portion of mortgage payable	3,526	12,189

Total current liabilities	15,408	19,695

Long-term mortgage payable	244,220	185,683

Total liabilities	259,628	205,378

Stockholders' Equity
Common stock, (175,000,000 shares authorized, 10,736,200 shares issued
and outstanding, par value $.001 per share)	10,736	30,356
Preferred stock, (25,000,000 shares authorized, 3,600,000 shares issued
and outstanding, par value $.001 per share)	3,600	-
Additional paid-in capital	192,803	81,583
Retained deficit	(156,913)	(22,431)

Total stockholders' equity	50,226	89,508

Total liabilities and stockholders' equity	$309,854	$294,886

The accompanying notes and audit report are an integral part of these consolidated financial statements.

Montgomery Real Estate Service, Inc.
f/k/a Media Group South, Inc.
Consolidated Statements of Operations
For the years ended December 31, 2008 and 2007

	Year Ended	Year Ended
	12/31/2008	12/31/2007

Rental income	$56,214	$51,362

Total revenue	56,214	51,362

Selling, general and administrative expenses	157,684	18,558
Bad debt expense	-	13,045
Repairs and maintenance	37,559	7,615
Depreciation	10,452	10,453
Total expenses	$205,695	$49,671

Net ordinary income	(149,481)	1,691

Gain on sale of property	25,974	-
Interest expense	(10,975)	(14,458)
Total other income (expense)	14,999	(14,458)

Net (loss)	$(134,482)	$(12,767)

Net (loss) per share, basic and fully diluted	$ *	$ *

Weighted Average Common Shares Outstanding	20,546,200	30,356,200

* = Less than $.01 per share.

The accompanying notes and audit report are an integral part of these consolidated financial statements.

Montgomery Real Estate Service, Inc.
f/k/a Media Group South, Inc.
Consolidated Statements of Cash Flows For the Years Ended December 31, 2008 and 2007

	Year Ended	Year Ended
	12/31/2008	12/31/2007
CASH FLOWS FROM OPERATING ACTIVITIES:
Net (loss)	$(134,482)	$(12,767)
Adjustments to reconcile net (loss) to net cash
(used in) operating activities:
Depreciation	10,452	10,453
Gain on sale of property	(25,974)	-
Accounts receivable written off to bad debt expense	-	13,045
Common stock issued for services received	95,200	-
(Increase) decrease in operating assets:
Accounts receivable	(2,056)	(196)
Due from affiliate	-	(29,024)
Other assets	4,415	-
Increase (decrease) in operating liabilities:
Accounts payable and other current liabilities	(210)	655
NET CASH (USED IN) OPERATING ACTIVITIES	(52,655)	(17,834)

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from sale of property	275,000	-
Improvements to property	-	(5,445)
NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES	275,000	(5,445)

CASH FLOWS FROM FINANCING ACTIVITIES:
Capital contributions	-	5,800
Principal repayments of long term debt	(223,428)	(10,829)
NET CASH (USED IN) FINANCING ACTIVITIES	(223,428)	(5,029)

NET (DECREASE) IN CASH AND CASH EQUIVALENTS	(1,083)	(28,308)

CASH AND CASH EQUIVALENTS:
Beginning of year	1,093	29,401

End of year	$10	$1,093

OTHER SUPPLEMENTAL CASH FLOW DISCLOSURES:

Cash paid during the period for interest	$10,975	$10,825

Cash paid during the period for income taxes	$-	$-

The accompanying notes and audit report are an integral part of these consolidated financial statements.

Montgomery Real Estate Service, Inc.
f/k/a Media Group South, Inc.
Consolidated Statements of Stockholders' Equity
For the years ended December 31, 2008 and 2007

	Common		Preferred
	Stock		Stock		Additional
	(Par Value	Common	(Par Value	Preferred	Paid in	Retained
	$.001)	Shares	$.001)	Shares	Capital	(Deficit)

Balances, January 1, 2007	$30,356	30,356,200	$-	-	$75,783	$(9,664)

Capital contributions	$-	-	$-	-	$5,800

Net loss for the year	$-	-	$-	-	$-	$(12,767)

Balances, January 1, 2008	$30,356	30,356,200	$-	-	$81,583	$(22,431)

Conversion of common into preferred shares	$(22,000)	(22,000,000)	$3,600	3,600,000	$18,400	$-

Issuance of common shares for services received	$2,380	2,380,000	$-		$92,820

Net loss for the year	$-	-	$-	-	$-	$(134,482)

Balances, December 31, 2008	$10,736	10,736,200	$3,600	3,600,000	$192,803	$(156,913)

The accompanying notes and audit report are an integral part of these consolidated financial statements.

NOTE A—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Business Activity— Montgomery Real Estate Service, Inc. f/k/a Media Group South, Inc. ("The Company") was organized under laws of the State of as a C-Corporation. The Company owned 100% interest in Front Street First Corp, (Front Street) a Nevada Corporation.  Front Street merged with and into the Company as a wholly owned subsidiary.  The purpose of Front Street was to buy, sell, rent, and improve any and all aspects of real estate. The Front Street property was sold on October 29, 2008.

The Front Street transaction was accounted for as a capital transaction and recapitalization by the accounting acquirer and as a re-organization by the accounting acquiree wherein Montgomery Real Estate Service, Inc. is the acquiree and, Front Street is the acquirer and both companies were under common control.

Accordingly, the consolidated financial statements include the following:

(1) The balance sheet consists of the net assets of the acquirer at historical cost and net assets of the acquiree at historical cost.

(2) The statements of operations include the operations of the acquirer for the periods presented and the operations of the acquiree from the date of merger.

On October 29, 2008, the Company entered into a Stock Purchase Agreement with Pablo Torres, the majority shareholder of Phillips Real Estate Services, Inc to acquire the property at 68-70 Cochran Street in Chicopee, Massachusetts. The acquisition of the Cochran property was executed as a share exchange. The Company exchanged 250,000 shares and $5,000 for 20,000,000 shares of Phillips Real Estate Services, Inc.

The Phillips Real Estate Services, Inc. transaction was also accounted for as a capital transaction and recapitalization by the accounting acquirer and as a re-organization by the accounting acquiree wherein Montgomery Real Estate Service, Inc. is the acquiree and, Phillips Real Estate Services, Inc. is the acquirer and both companies were under common control.

 Accordingly, the consolidated financial statements after this merger include the following:
(1) The balance sheet consists of the net assets of the acquirer at historical cost and net assets of the acquiree at historical cost.
(2) The statements of operations include the operations of the acquirer for the periods presented and the operations of the acquiree from the date of merger.

Cash and Cash Equivalents—For purposes of the Consolidated Statement of Cash Flows, the Company considers liquid investments with an original maturity of three months or less to be cash equivalents.

Management’s Use of Estimates—The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of consolidated financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Revenue Recognition—The Company’s revenue is derived from rental income from 6 leases, and all 6 are paid on a “month to month” basis.

In accordance with SFAS 13, paragraph 23, the cost of property held for leasing by major classes of property according to nature or function, and the amount of accumulated depreciation in total, is presented in the accompanying December 31, 2008 balance sheet.  There are no contingent rentals included in income in the accompanying statements of operations.  With the exception of the month-to-month leases, revenue is recognized on a straight-line basis and amortized into income on a monthly basis, over the lease term.

Comprehensive Income (Loss)—The Company adopted Financial Accounting Standards Board Statement of Financial Accounting Standards (SFAS) No. 130, “Reporting Comprehensive Income”, which establishes standards for the reporting and display of comprehensive income and its components in the consolidated financial statements.  There were no items of comprehensive income (loss) applicable to the Company during the periods covered in the consolidated financial statements.

Advertising Costs—Advertising costs are expensed as incurred.  For the years ended December 31, 2008 and 2007, the company incurred $0 and $0 respectively.

Fair Value of Financial Instruments—The carrying amounts reported in the consolidated balance sheet for cash, accounts receivable and payable approximate fair value based on the short-term maturity of these instruments.

Net Loss per Common Share—Statement of Financial Accounting Standard (SFAS) No. 128 requires dual presentation of basic and diluted earnings per share (EPS) with a reconciliation of the numerator and denominator of the EPS computations. Basic earnings per share amounts are based on the weighted average shares of common stock outstanding.  If applicable, diluted earnings per share would assume the conversion, exercise or issuance of all potential common stock instruments such as options, warrants and convertible securities, unless the effect is to reduce a loss or increase earnings per share. Accordingly, this presentation has been adopted for the period presented. There were no adjustments required to net loss for the period presented in the computation of diluted earnings per share.

Income Taxes—Income taxes are provided in accordance with Statement of Financial Accounting Standards (SFAS) No. 109, “Accounting for Income Taxes.”  A deferred tax asset or liability is recorded for all temporary differences between financial and tax reporting and net operating loss-carryforwards.

Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that, and some portion or the entire deferred tax asset will not be realized.  Deferred tax assets and liabilities are adjusted for the effect of changes in tax laws and rates on the date of enactment.

NOTE A—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT’D)

Accounts Receivable—Accounts deemed uncollectible are written off in the year they become uncollectible.  For the years ended December 31, 2008 and 2007, the following amounts were deemed uncollectible and written off as bad debts:
	2008	2007
Accounts Receivable Written off as Bad Debt Expense	$0	$13,045

Outstanding Accounts Receivable as of December 31, 2008 was $2,932.

Impairment of Long-Lived Assets— The Company evaluates the recoverability of its fixed assets and other assets in accordance with Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets” (“SFAS 144’). SFAS 144 requires recognition of impairment of long-lived assets in the event the net book value of such assets exceeds its expected cash flows, it is considered to be impaired and is written down to fair value, which is determined based on either discounted future cash flows or appraised values. The Company adopted the statement on inception.

No impairments of these types of assets were recognized during the periods ended December 31, 2008 and 2007 based upon a management review of such assets.

Property and equipment—Rental property is stated at cost.  Depreciation is provided by the straight-line method over the estimated economic life of the rental property’s remaining 27.5 years.  As of December 31, 2008, the Company’s Rental Property balance was $273,302 (net).  Depreciation expense was $10,452 and $10,453 for the years ended December 31, 2008 and 2007.

Recent Accounting Pronouncements - In September 2006, the FASB issued SFAS No. 157, Fair Value Measurements (“SFAS 157”). SFAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. However, in February 2008 the FASB Staff Position No. 157-2 was issued, which delays the effective date of the requirements of SFAS 157 as to nonfinancial assets and nonfinancial liabilities except for items that are recognized or disclosed at fair value in the financial statements on a recurring basis. The effective date has been deferred to fiscal years beginning after November 15, 2008 for these nonfinancial assets and liabilities. The Company’s adoption of SFAS 157 on January 1, 2008 did not have a material impact on its consolidated financial position, results of operations or cash flows during the year ended December 31, 2008. The Company does not expect the deferred portion of the adoption of SFAS 157 to have a material impact on its consolidated financial statements.

In December 2007, the FASB issued SFAS No. 141 (revised 2007), “Business Combinations” (“SFAS 141R”).  SFAS 141R establishes principles and requirements for how the acquirer in a business combination recognizes and measures in its financial statements the fair value of identifiable assets acquired, the liabilities assumed and any noncontrolling interest in the acquiree at the acquisition date.  SFAS 141R determines what information to disclose to enable users of the financial statements to evaluate the nature and financial effects of the business combination.  SFAS 141R is effective for fiscal years beginning after December 15, 2008. The Company is currently evaluating the impact of adopting SFAS 141R on its consolidated results of operations and financial condition and plans to adopt it as required in the first quarter of fiscal 2009.

In December 2007, the FASB issued SFAS No. 160, “Noncontrolling Interests in Consolidated Financial Statements” (“SFAS 160”), an amendment of Accounting Research Bulletin No. 51, “Consolidated Financial Statements” (“ARB 51”).  SFAS 160 establishes accounting and reporting standards for the noncontrolling interest in a subsidiary and for the deconsolidation of a subsidiary. Minority interests will be recharacterized as noncontrolling interests and will be reported as a component of equity separate from the parent’s equity, and purchases or sales of equity interests that do not result in a change in control will be accounted for as equity transactions. In addition, net income attributable to the noncontrolling interest will be included in consolidated net income on the face of the income statement and upon a loss of control, the interest sold, as well as any interest retained, will be recorded at fair value with any gain or loss recognized in earnings. This pronouncement is effective for fiscal years beginning after December 15, 2008. The Company is currently evaluating the impact of adopting SFAS 160 on its consolidated results of operations and financial condition and plans to adopt it as required in the first quarter of fiscal 2009.

In March 2008, the FASB issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities — an amendment to FASB Statement No. 133.” SFAS No. 161 is intended to improve financial standards for derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity’s financial position, financial performance, and cash flows. Entities are required to provide enhanced disclosures about: (a) how and why an entity uses derivative instruments; (b) how derivative instruments and related hedged items are accounted for under Statement 133 and its related interpretations; and (c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance, and cash flows. It is effective for financial statements issued for fiscal years beginning after November 15, 2008, with early adoption encouraged. The adoption of this statement, which is expected to occur in the first quarter of 2009, is not expected to have a material effect on the Company’s consolidated financial statements.

In May 2008, the FASB issued SFAS No. 162, “The Hierarchy of Generally Accepted Accounting Principles.” SFAS No. 162 identifies the sources of accounting principles and the framework for selecting the principles to be used in the preparation of financial statements of nongovernmental entities that are presented in conformity with generally accepted accounting principles in the United States. It is effective 60 days following the SEC’s approval of the Public Company Accounting Oversight Board amendments to AU Section 411, “The Meaning of Present Fairly in Conformity With Generally Accepted Accounting Principles.” The adoption of this statement is not expected to have a material effect on the Company’s consolidated financial statements.

In May 2008, the FASB issued SFAS No. 163, “Accounting for Financial Guarantee Insurance Contracts — An interpretation of FASB Statement No. 60.” SFAS No. 163 requires that an insurance enterprise recognize a claim liability prior to an event of default when there is evidence that credit deterioration has occurred in an insured financial obligation. It also clarifies how Statement No. 60 applies to financial guarantee insurance contracts, including the recognition and measurement to be used to account for premium revenue and claim liabilities, and requires expanded disclosures about financial guarantee insurance contracts. It is effective for financial statements issued for fiscal years beginning after December 15, 2008, except for some disclosures about the insurance enterprise’s risk-management activities. SFAS No. 163 requires that disclosures about the risk-management activities of the insurance enterprise be effective for the first period beginning after issuance. Except for those disclosures, earlier application is not permitted. The adoption of this statement is not expected to have a material effect on the Company’s consolidated financial statements.

NOTE B—SUPPLEMENTAL CASH FLOW INFORMATION

Supplemental disclosures of cash flow information for the years ended December 31, 2008 and 2007 is summarized as follows:

          Cash paid during the years for interest and income taxes:

	2008	2007
Income Tax	$-	$-
Interest	$10,975	$14,458

	2008	2007
Common stock issued for services	$95,200	$-

NOTE C—INCOME TAXES

Due to the operating loss and the inability to recognize an income tax benefit therefrom, there is no provision for current or deferred federal or state income taxes for the year ended December 31, 2008.

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amount used for federal and state income tax purposes.

The Company’s total deferred tax asset, calculated using federal and state effective tax rates, as of December 31, 2008 is as follows:

Total Deferred Tax Asset	$62,000
Valuation Allowance	(62,000)
Net Deferred Tax Asset	$(0)

NOTE C—INCOME TAXES CONTINUED

The reconciliation of income taxes computed at the federal statutory income tax rate to total income taxes for the year ended December 31, 2008 is as follows:

	2008	2007
Income tax computed at the federal statutory rate	34.0%	34.0%
State income tax, net of federal tax benefit	0.0%	0.0%
Total	34.0%	34.0%
Valuation allowance	-34.0%	-34.0%
Total deferred tax asset	0.0%	0.0%

Because of the Company’s lack of earnings history, the deferred tax asset has been fully offset by a valuation allowance.  The valuation allowance increased by $52,293 and $12,767 in 2008 and 2007, respectively.

As of December 31, 2008, the Company had federal and state net operating loss carryforwards as follows of approximately $157,000 which will expire at various times through the year 2028.

NOTE D—GOING CONCERN

As shown in the accompanying consolidated financial statements, the Company has had recurring losses from operations to date.  During 2008 and 2007, the Company had net income/(loss) of $(134,482) and $(12,767), a retained deficit of $156,913.

Management believes that actions presently being taken to raise equity capital, seek strategic relationships and alliances, and build its marketing efforts to generate positive cash flow provide the means for the Company to continue as a going concern.  The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

NOTE E—SEGMENT REPORTING

In June 1997, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 131, “Disclosures about Segments of an Enterprise and Related Information.”  This statement requires companies to report information about operating segments in interim and annual financial statements.  It also requires segment disclosures about products and services, geographic areas and major customers.  The Company determined that it did not have any separately reportable operating segments as of December 31, 2008 or 2007.

NOTE E—EQUITY

As of December 31, 2008, the Company had issued 10,736,600 shares of Common Stock at par, all of which were also outstanding. During 2008, the Company amended its articles of incorporation to increase the authorized common shares to 175,000,000 and to create a preferred class of 25,000,000 authorized shares with a par value of $.001 per share.

In 2008, 2,380,000 shares of the Company’s 175,000,000 authorized, $.001 par common stock were issued. The shares were issued as follows:

2,380,000 common shares were issued during 2008 to various business consultants for services rendered in 2008. The shares were recorded using a price of four cents per share which approximates the value assigned to the stock from the market price on the date of issuance.

NOTE F—COMMITMENTS/LEASES

As of December 31, 2008, the Company had no outstanding commitments.

NOTE G—NOTES PAYABLE

Mortgages incurred for the purchase of the rental property consist of the following:

Secured, Commercial Mortgage to an unrelated party.
Maturing on July 1, 2036, Bearing 6.75% interest.	$224,230

Secured, Commercial Mortgage to an unrelated party.
Maturing on February 1, 2022 Bearing 4.99% interest.	23,516
$247,746

The aggregate amount of long-term debt at December 31, 2008 maturing during each of the succeeding five years and thereafter is as follows:

For the year ending	Amount

2009	$3,526
2010	$3,751
2011	$3,991
2012	$4,246
2013	$4,518
Thereafter	$227,714
Total	$247,746

MANAGEMENT DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

Forward Looking Statements

Certain statements in this report, including statements of our expectations, intentions, plans and beliefs, including those contained in or implied by "Management's Discussion and Analysis" and the Notes to Financial Statements, are "forward-looking statements", within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that are subject to certain events, risks and uncertainties that may be outside our control. The words “believe”, “expect”, “anticipate”, “optimistic”, “intend”, “will”, and similar expressions identify forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. We undertake no obligation to update or revise any forward-looking statements. These forward-looking statements include statements of management's plans and objectives for our future operations and statements of future economic performance, information regarding our expansion and possible results from expansion, our expected growth, our capital budget and future capital requirements, the availability of funds and our ability to meet future capital needs, the realization of our deferred tax assets, and the assumptions described in this report underlying such forward-looking statements. Actual results and developments could differ materially from those expressed in or implied by such statements due to a number of factors, including, without limitation, those described in the context of such forward-looking statements, our expansion strategy, our ability to achieve operating efficiencies, our dependence on distributors, capacity, suppliers, industry pricing and industry trends, evolving industry standards, domestic and international regulatory matters, general economic and business conditions, the strength and financial resources of our competitors, our ability to find and retain skilled personnel, the political and economic climate in which we conduct operations and the risk factors described from time to time in our other documents and reports filed with the Securities and Exchange Commission (the "Commission"). Additional factors that could cause actual results to differ materially from the forward-looking statements include, but are not limited to: 1) our ability to successfully develop, manufacture and deliver our magazines on a timely basis and in the prescribed condition; 2) our ability to compete effectively with other companies in the same industry; 3) our ability to raise sufficient capital in order to effectuate our business plan; and 4) our ability to retain our key executives.

Business Activity— Montgomery Real Estate Service, Inc. f/k/a Media Group South, Inc. ("The Company") was organized under laws of the State of as a C-Corporation. The purpose of The Company is to buy, sell, rent, and improve any and all aspects of real estate. The company currently owns one building in Chicopee, Massachusetts.

Cash and Cash Equivalents—For purposes of the Consolidated Statement of Cash Flows, the Company considers liquid investments with an original maturity of three months or less to be cash equivalents.

Management’s Use of Estimates—The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of consolidated financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Revenue Recognition—The Company’s revenue is derived from rental income from 6 leases, and all 6 are paid on a “month to month” basis.

In accordance with SFAS 13, paragraph 23, the cost of property held for leasing by major classes of property according to nature or function, and the amount of accumulated depreciation in total, is presented in the accompanying December 31, 2008 consolidated balance sheet. There are no contingent rentals included in income in the accompanying statements of operations. With the exception of the month-to-month leases, revenue is recognized on a straight-line basis and amortized into income on a monthly basis, over the lease term.

Comprehensive Income (Loss)—The Company adopted Financial Accounting Standards Board Statement of Financial Accounting Standards (SFAS) No. 130, “Reporting Comprehensive Income”, which establishes standards for the reporting and display of comprehensive income and its components in the consolidated financial statements.  There were no items of comprehensive income (loss) applicable to the Company during the periods covered in the consolidated financial statements.

Advertising Costs—Advertising costs are expensed as incurred. For the quarters ended December 31, 2008 and 2007, the Company incurred $0 and $0 respectively.

Fair Value of Financial Instruments—The carrying amounts reported in the consolidated balance sheet for cash, accounts receivable and payable approximate fair value based on the short-term maturity of these instruments.

Net Loss per Common Share—Statement of Financial Accounting Standard (SFAS) No. 128 requires dual presentation of basic and diluted earnings per share (EPS) with a reconciliation of the numerator and denominator of the EPS computations.  Basic earnings per share amounts are based on the weighted average shares of common stock outstanding.  If applicable, diluted earnings per share would assume the conversion, exercise or issuance of all potential common stock instruments such as options, warrants and convertible securities, unless the effect is to reduce a loss or increase earnings per share.  Accordingly, this presentation has been adopted for the period presented.  There were no adjustments required to net loss for the period presented in the computation of diluted earnings per share.

Income Taxes—Income taxes are provided in accordance with Statement of Financial Accounting Standards (SFAS) No. 109, “Accounting for Income Taxes.”  A deferred tax asset or liability is recorded for all temporary differences between financial and tax reporting and net operating loss-carry forwards.

Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that, and some portion or the entire deferred tax asset will not be realized.  Deferred tax assets and liabilities are adjusted for the effect of changes in tax laws and rates on the date of enactment.

Accounts Receivable—Accounts deemed uncollectible are written off in the year they become uncollectible.

Impairment of Long-Lived Assets— The Company evaluates the recoverability of its fixed assets and other assets in accordance with Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets” (“SFAS 144’). SFAS 144 requires recognition of impairment of long-lived assets in the event the net book value of such assets exceeds its expected cash flows, it is considered to be impaired and is written down to fair value, which is determined based on either discounted future cash flows or appraised values. The Company adopted the statement on inception. No impairments of these types of assets were recognized during the periods ended December 31, 2008 and 2007 based upon a management review of such assets.

Property and equipment—Rental property is stated at cost. Depreciation is provided by the straight-line method over the estimated economic life of the rental property’s remaining 27.5 years.

RESULTS OF OPERATIONS FOR THE YEARS ENDED DECEMBER 31, 2008 and 2007

Revenues (for the years ended December 31, 2008 and 2007).

Revenues increased $4,852 or 9.4% to $56,214 for the year ended December 31, 2008 as compared with $51,362 for the year ended December 31, 2007, respectively. Revenues consisted of rentals on residential rental properties. The reasons for the above increases in revenues are attributable to cost of living increases on rents.

All sales transactions were with unrelated parties.

Cost of Sales (for the years ended December 31, 2008 and 2007).

None.

Expenses (for the years ended December 31, 2008 and 2007).

Operating expenses for the year ended December 31, 2008 increased $156,025 or 314.12% to $205,695. The increase in expenses during this period was primarily attributable to the increase in selling, general and administrative expense for the issuance of stock for services rendered. Also the increase in expenses were from moving toward developing our business plan and registering our common stock. In addition, our professional fees increased to around $20,000 per year for compliance with the reporting requirements of the Securities and Exchange Commission.

We do not have any lease agreements for our principal office and do not currently have any employment agreements.

Income Taxes (for the years ended December 31, 2008 and 2007).

We had no provision for income taxes for the years ended December 31, 2008 and 2007, respectively, due to our net loss.

If we incur losses, we may have a deferred tax asset. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that, some portion or all of the deferred tax asset will not be realized. Deferred tax assets and liabilities are adjusted for the effect of changes in tax laws and rates on the date of enactment. We do not currently have any net deferred tax assets.

Income/Losses (for the years ended December 31, 2008 and 2007).

We had a net (loss) of $(134,482), or less than $.01 per common share for the year ended December 31, 2008. This compares to a net loss of $(12,767), or less than $.01 per common share for the year ended December 31, 2007. This period net loss increased by over 100% from period to period. The 2008 net loss increase is attributable to the increase in general and administrative expenses in 2008 as mentioned above.

Impact of Inflation.

We believe that inflation has had a negligible effect on operations since inception. We believe that we can offset inflationary increases in the cost of operations by increasing sales and improving operating efficiencies.

Liquidity and Capital Resources (for the years ended December 31, 2008 and 2007).

Cash flows provided by (used in) operations were $(52,655) and $(17,834) for the year ended December 31, 2008 and 2007, respectively. These were mainly attributable to an increase in due from affiliate, bad debt expense in 2007 only and non-cash depreciation charges in both periods. Regarding the increase in due from affiliate, the increase was attributable to $29,024 paid to New Textile Technology Inc. ("Textile"), a corporation owned by our President, Duane Bennett, for temporary working capital to be used to purchase bulk inventory of Textile. The loan was repaid by Textile during 2008. The stock issuances for services rendered is the reason why the increase in cash flows used in operations in 2008.

Cash flows provided by (used in) investing activities were $275,000 and ($5,445) for the years ended December 31, 2008 and 2007, respectively. Cash flows used in 2008 was due solely to the purchase of the new property at 68-70 Cochran Street.

Cash flows provided by (used in) financing activities were $(223,428) and $(5,029) for the years ended December 31, 2008 and 2007, respectively. Cash flows used in these periods were due primarily to repayments on notes payable on our income producing rental property offset by the capital contributions in 2007 from a shareholder. Also, the principal repayment of long term debt attributed to the $223,428 used in financing activities.

Overall, we funded our cash needs from inception through December 31, 2008 with a series of equity and debt transactions, including those with related parties as described above. If we are unable to receive additional cash from our related parties, we may need to rely on financing from outside sources through debt or equity transactions. Our related parties are under no legal obligation to provide us with capital infusions. Failure to obtain such financing could have a material adverse effect on our operations and financial condition. This could include an inability to do sufficient advertising for the homes that we sell, which would make us less competitive in the marketplace. We could also find it more difficult to enter into strategic joint venture relationships with third parties. Finally, it would most likely delay the implementation of our business plan. An alternative plan of operation in the event of a failure to obtain financing would be to continue operations as currently configured, with the result being little, if any, projected growth. Another alternative would be to enter into a joint venture with another company that has working capital available, albeit on less favorable terms than had we obtained financing, for the development of our business plan.

We had cash on hand of only $10 and a working capital of $21,144 as of December 31, 2008. Our current amount of cash in the bank is insufficient to fund our operations for the next twelve months. We will rely on the existence of revenue from our business, if any, and funding from outside sources; however, we have no current or projected capital reserves that will sustain our business for the next 12 months. Also, if the projected revenues fall short of needed capital we will not be able to sustain our capital needs for the next twelve months. We will then need to obtain additional capital through equity or debt financing to sustain operations for an additional year. A lack of significant revenues during 2008 will significantly affect our cash position and make it necessary to raise additional funds through equity or debt financing. Our current level of operations would require capital of a range of $45,000 to $1,000,000, depending on the properties we plan to acquire and the maintenance of our current facilities. Please note that the $45,000 amount above consists of $25,000 in cash to purchase such properties as discussed in more detail in this paragraph plus $20,000 which covers additional expense related to our newly acquired reporting obligation. For instance, if we can purchase a property with as little money down, such as low as 5% for illustrative purposes, then we would only require the low end of the above range, or about $25,000 in cash, exclusive of the $20,000 in costs to cover the expense related to our newly acquired reporting obligation, to purchase such property costing $500,000 for illustrative purposes. On the other hand, if we purchase a property with only cash and without borrowing, then we would spend as much as $500,000 on the same purchase in the illustration above. If two of these properties are purchased with no borrowings, then we would spend $1,000,000 as an example. Modifications to our business plans or additional property acquisitions may require additional capital for us to operate. There can be no assurance that additional capital will be available to us when needed or available on terms favorable to us. We have no sources of capital in place.

On a long-term basis, liquidity depends on continuation and expansion of operations, receipt of revenues, and additional infusions of capital and debt financing. We are considering launching a local advertising campaign. Our current capital and revenues are insufficient to fund such marketing. If we choose to launch such a campaign, we will require substantially more capital. If necessary, we will raise this capital through an additional stock offering. However, there can be no assurance that we will be able to obtain additional equity or debt financing in the future, if at all. If we are unable to raise additional capital, our growth potential will be adversely affected and we will have to significantly modify our plans. For example, if we are unable to raise sufficient capital to develop our business plan, we may need to:

- Seek projects of lesser value or that may be less profitable
- Seek smaller projects, which are less capital intensive, in lieu of larger projects; or
- Seek projects that are outside our geographical area to generate some revenue for us.

Demand for our rental services will be dependent on, among other things, market acceptance of our services, the real estate market in general and general economic conditions, which are cyclical in nature. Inasmuch as a major portion of our activities is the receipt of rents from residential properties, our business operations may be adversely affected by our competitors and prolonged recession periods.

Our success will depend upon implementing our plan of operations and the risks associated with our business plans. We operate a small real estate rental business in the Springfield, Massachusetts area. We plan to strengthen our position in this market. We also plan to expand our operations in the Springfield area.

Going concern

As shown in the accompanying consolidated financial statements, we have suffered recurring losses from operation to date. We have a net deficiency of $156,913 as of December 31, 2008. These factors raise substantial doubt about our ability to continue as a going concern.

Management's plans in regard to this matter are to raise equity capital and seek strategic relationships and alliances in order to increase revenues in an effort to generate positive cash flow. Additionally, we must continue to rely upon equity infusions from investors in order to improve liquidity and sustain operations. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

Not applicable for smaller reporting companies.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

No changed or disagreements with accountants on accounting and financial disclosure.

              K.  MERGERS, CONSOLIDATIONS, ACQUISITIONS AND SIMILAR MATTERS

Please see the Name Change Proposal in B. above.

              L.  ACQUISITION OR DISPOSITION OF PROPERTY

No action is to be taken with respect to the acquisition or disposition of any property.

              M.  RESTATEMENT OF ACCOUNTS

No action is to be taken with respect to the restatement of any asset, capital, or surplus account of the Company.

N.  OTHER PROPOSED ACTION

No action is to be taken on any matter not specifically referred to in this Schedule 14C.

              O.  INFORMATION REQUIRED IN INVESTMENT COMPANY PROXY STATEMENT

Not applicable.

              P.  DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS.

See Item 5 of this Information Statement on Schedule 14C.

ITEM 2. STATEMENTS THAT PROXIES ARE NOT SOLICITED.

WE ARE NOT ASKING FOR A PROXY AND SHAREHOLDERS ARE NOT REQUESTED TO SEND US A PROXY.

ITEM 3. INTEREST OF CERTAIN PERSONS.

Previously described in this Information Statement on Schedule 14C in Item 1D.

ITEM 4. PROPOSALS BY SECURITY HOLDERS.

This item is not applicable

ITEM 5. DOCUMENTS INCORPORATED BY REFERENCE.

MRSV’s Annual Report on Form 10-K for the year ended December 31, 2008 is hereby incorporated by reference, which will be delivered with this Information Statement on or about July 16, 2009 to the holders of Common Stock as of the Record Date of June 25, 2009.

Only one information statement to security holders is being delivered to multiple security holders sharing an address unless MRSV has received contrary instructions from one or more of the security holders. Upon written or oral request, a separate copy of an information statement can be provided to security holders at a shared address. For an oral request, please contact the company at (954) 701-1132. For a written request, mail request 295 Northwest 89th Avenue, Coral Springs, Florida 33071.

Our Annual Report on Form 10-K, for the year ended December 31, 2008, including audited financial statements as of that date, are available on request. Further information is available by request or can be accessed on the Internet. We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith file annual and quarterly reports, proxy statements and other information with the Securities Exchange Commission. Reports, proxy statements and other information filed by MRSV can be accessed electronically by means of the Security Exchange Commission's home page on the Internet at http://www.sec.gov or at other Internet sites such as http://www.freeedgar.com or http://www.otcbb.com.

You can read and copy any materials that we file with the Securities Exchange Commission at the Securities Exchange Commission's Public Reference Room at 100 F Street, N.E., Washington D.C. 20549. A copy of any public filing is also available, at no charge, from the Company.

MONTGOMERY REAL ESTATE SERVICE, INC.

/s/ Duane Bennett Duane Bennett President, Secretary and Director

Dated: July 2, 2009

By the order of the Board of Directors

By: /s/ Duane Bennett
Duane Bennett President, Secretary and Director